UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Retractable Technologies, Inc.

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RETRACTABLE TECHNOLOGIES, INC.

511 Lobo Lane

Little Elm, Texas 75068-0009

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 19, 2003

To the Stockholders of Retractable Technologies, Inc.:

NOTICE IS HEREBY GIVEN THAT the 2003 Annual Meeting of Stockholders of Retractable Technologies, Inc., a Texas corporation (the “Company” or “RTI”), will be held at the Community Center of Little Elm, 107 Hardwicke Lane, Little Elm, Texas 75068, on the 19th day of September, 2003, at 10:00 a.m., central standard time (the “Annual Meeting”) for the following purposes:

To elect three (3) Series II directors by the holders of the outstanding Series II Class B Convertible Preferred Stock;

To elect one (1) Class 1 director of the Company by the holders of the outstanding Common Stock;

To ratify the re-appointment of Cheshier & Fuller, L.L.P. as independent accountants for the Company for the year ending December 31, 2003; and

To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Company has fixed the close of business on July 21, 2003, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. Stockholders who execute proxies solicited by the Board of Directors of the Company retain the right to revoke them at any time; unless so revoked, the shares of Common Stock and Series II Class B Convertible Preferred Stock represented by such proxies will be voted at the Annual Meeting in accordance with the directions given therein. If a stockholder does not specify a choice on such stockholder’s proxy for any proposal therein, the proxy will be voted FOR such proposals as specified in the Proxy Statement.

The list of stockholders of the Company may be examined at the offices of the Company and its registered agent beginning on September 9, 2003, and at the Annual Meeting. Further information regarding the Annual Meeting is set forth in the attached Proxy Statement.

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN, AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED POSTPAID ENVELOPE. THE PROXY IS REVOCABLE AND WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND PREFER TO VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors,

THOMAS J. SHAW CHAIRMAN, PRESIDENT, AND CHIEF EXECUTIVE OFFICER

PROXY STATEMENT

The following information is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Retractable Technologies, Inc., a Texas corporation (the “Company” or “RTI”) which has its principal executive offices at 511 Lobo Lane, Little Elm, Texas 75068-0009, to be voted at the Annual Meeting of stockholders of the Company (the “Annual Meeting”), which will be held at the Community Center of Little Elm, 107 Hardwicke Lane, Little Elm, Texas 75068, on the 19th day of September, 2003, at 10:00 a.m., central standard time, for the following purposes:

To elect three (3) Series II directors by the holders of the outstanding Series II Class B Convertible Preferred Stock;

To elect one (1) Class 1 director of the Company by the holders of the outstanding Common Stock;

To ratify the re-appointment of Cheshier & Fuller, L.L.P. as independent accountants for the Company for the year ending December 31, 2003; and

To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

You may revoke your proxy at any time before it is exercised by: (1) sending a written statement revoking your proxy to the Secretary of the Company; (2) submitting a properly signed proxy with a later date; or (3) voting in person at the Annual Meeting. If you return your signed proxy to us before the Annual Meeting, we will vote your shares as you direct. If you do not specify on your proxy card how you want to vote your shares, we will vote them “FOR” such proposals. If any other business is brought before the meeting, any unspecified proxies will be voted in accordance with the judgment of the persons voting those shares. The Company will pay the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited by the directors, officers, and employees of the Company without additional compensation, by personal interview, telephone, or other means of electronic communication. Arrangements also may be made with brokerage firms and other custodians, dealers, banks, and trustees, or their nominees who hold the voting securities of record, for sending proxy materials to beneficial owners. Upon request, the Company will reimburse the brokers, custodians, dealers, banks, or their nominees for their reasonable out-of-pocket expenses. The Company’s Form 10-KSB annual report for the year ended December 31, 2002, was previously mailed to all Common Stockholders and Series II Stockholders. This form does not constitute a part of the proxy soliciting material.

This proxy statement and the enclosed form of proxy were mailed to stockholders on August 8, 2003.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

Holders of Series II Stock

Holders of Series II Class B Convertible Preferred Stock (“Series II Stock”), $1 par value, at the close of business on July 21, 2003, the record date, are entitled to notice of and to vote on the election of three (3) Series II directors at the Annual Meeting and any adjournments or postponements thereof. Each share of Series II Stock entitles the holder to one (1) vote per share on each director position to be filled by the Series II stockholders. On July 21, 2003, there were 418,500 shares of Series II Stock issued and outstanding, which constituted the only outstanding Series II Class B Convertible Preferred voting securities. The presence, in person or by proxy, of the holders of 50 percent of all the outstanding shares of Series II Stock as a separate class, entitled to vote at the meeting, is necessary to constitute a quorum at the Annual Meeting for voting by the Series II stockholders.

Holders of Common Stock

Holders of record of the Company’s Common Stock, no par value, at the close of business on July 21, 2003, the record date, are entitled to notice of and to vote on the election of one (1) Class 1 director and the ratification of the re-appointment of Cheshier & Fuller, L.L.P. as the Company’s independent accountants at the Annual Meeting and any adjournments or postponements thereof. Each share of Common Stock entitles the holder to one (1) vote per share. On July 21, 2003, there were 21,399,600 shares of Common Stock issued and outstanding, which constituted the only outstanding voting Common Stock. The presence, in person or by proxy, of the holders of 50 percent of all the outstanding shares of Common Stock as a separate class, entitled to vote at the meeting, is necessary to constitute a quorum at the Annual Meeting for voting by the Common Stockholders.

VOTING PROCEDURES

Election of Three (3) Series II Directors

A plurality of the shares of Series II Stock as a class, present in person or represented by proxy and entitled to vote at the Annual Meeting, is required for the election of the Series II directors. Accordingly and if a quorum is present, the three (3) nominees for election as directors who receive the greatest number of votes cast for election by the holders of record of Series II Stock on July 21, 2003, as a class shall be duly elected directors upon completion of the vote tabulation at the Annual Meeting.

Election of One (1) Class 1 Director and Ratification of the Re-Appointment of Cheshier & Fuller, L.L.P.

A plurality of the shares of Common Stock, as a class, present in person or represented by proxy and entitled to vote at the Annual Meeting, is required for the election of the Class 1 director. Accordingly and if a quorum is present, the one (1) nominee for Class 1 director who receives the greatest number of votes cast for election by the holders of record of Common Stock on July 21, 2003, as a class shall be a duly elected Class 1 director upon completion of the vote tabulation at the Annual Meeting.

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the proposal to ratify the re-appointment of Cheshier & Fuller, L.L.P. as the Company’s independent accountants for the year ending December 31, 2003.

Abstentions and Broker Non-votes

Abstentions will be considered present for purposes of calculating the vote but will not be considered to have been voted in favor of the matter voted upon, and broker non-votes will not be considered present for purposes of calculating the vote.

STOCKHOLDER LIST

A copy of the list of stockholders entitled to vote at the Annual Meeting will be available for inspection by qualified stockholders for proper purposes at the offices of the Company and its registered agent during normal business hours beginning on September 9, 2003, and at the Annual Meeting.

PROPOSAL NO. 1

ELECTION OF THREE (3) SERIES II DIRECTORS

Pursuant to the Certificate of Designation, Preferences, Rights and Limitations of the Series II Stock of RTI (the “Certificate of Designation”), whenever dividends payable on the shares of Series II Stock shall be in arrears for twelve (12) consecutive quarterly dividend periods, the holders of a majority of the outstanding shares of Series II Stock have the exclusive right (voting separately as a class) to elect one-third (1/3) of the Board of

Directors of the Company at the next Annual Meeting of stockholders and each consecutive Annual Meeting of stockholders so long as such arrearage shall continue, and the Common Stock voting separately as a class shall be entitled to elect the remainder of the Board of Directors of the Company.

Pursuant to the Certificate of Designation, directors elected by the holders of Series II Stock shall continue to serve as such directors for one (1) year terms until such time as all dividends accumulated on the Series II Stock shall have been paid in full. Whenever the special voting powers shall have expired, the number of directors shall be such number as may be provided for in the Articles or the Bylaws of the Company. As of the date of this Proxy Statement, dividends payable on the shares of Series II Stock have been in arrears for over twelve (12) consecutive quarterly dividend periods.

Accordingly, Series II Stockholders have the exclusive right (voting separately as a class) to elect three (3) members of the Board of Directors. Series II directors elected shall hold office until the 2004 Annual Meeting of the shareholders when their respective successors are elected and qualified, or upon their earlier retirement, resignation, or removal.

The following persons have been nominated by the Series II Stockholders and have accepted nominations to serve as Series II directors:

Nominee	Age	Occupation
Kenneth W. Biermacher, Esq.	49	Attorney
Timothy G. Greene, Esq.	63	Attorney
John J. McDonald, Jr.	52	Chairman of the Board of Wireless Web Connect!, Inc.
Herbert A. Wilson	75	President/CEO of Start-Ups Unlimited, Inc.

BACKGROUND OF SERIES II DIRECTOR NOMINEES

Kenneth W. Biermacher, Esq. was elected as a Series II director in February 2001. Mr. Biermacher has also served as a shareholder, director, and Vice President of Kane, Russell, Coleman & Logan, a Dallas based law firm, since February 1993. Mr. Biermacher received a Bachelor of Science, summa cum laude, in 1976 from the University of New Haven and a Juris Doctorate, with honors, in 1979 from Drake University.

Timothy G. Greene, Esq. was elected as a Series II director in February 2001. Mr. Greene also has served as co-founder and principal of Stuart Mill Capital, Inc., an investment company in McLean, Virginia, since 1997. Mr. Greene is responsible for reviewing investment opportunities on a continuing basis principally in the financial services sector. From 1999 to September 2001, Mr. Greene served as Vice President and General Counsel for Sato Travel Holding Co. Inc. in Virginia where, in addition to serving as a member of the executive team, he supervised the Legal and Corporate Secretary, Administration, Human Resources, and Internal Audit. Mr. Greene also served on their Board of Directors. From 1990 to 1997, Mr. Greene served as Executive Vice President and General Counsel to Sallie Mae-Student Loan Marketing Association. Mr. Greene received his Bachelor of Science in Economics (cum laude) from the University of Idaho in 1961 and his LLB from George Washington University Law School in 1965. Mr. Greene was a Ford Foundation Fellow at Brown University Graduate School from 1961 to 1962.

John J. McDonald, Jr., was elected as a Series II director in January 2003. Mr. McDonald is currently providing consulting services to various businesses throughout the United States. Previously, he served as the Chairman of the Board, President, Chief Executive Officer, and Chief Financial Officer for Wireless Web Connect!, Inc., formerly Intellicall, Inc. (“Wireless Web Connect!”), a public company, since 1987. He has served as the Chief Executive Officer for Wireless Web Connect! since March 1998. Since August 1997, he served as Wireless Web Connect!’s President and Chief Operating Officer. From February 1997 to August 1997, he served Wireless Web Connect! as the Senior Vice President, Sales and Marketing. He was first elected to the

Board of Directors of Wireless Web Connect! in November of 1997. He currently serves on the Board of Directors of Wireless Web Connect!. He was further elected to the Board of Directors of ILD Telecommunications, a former affiliate of Wireless Web Connect!, in April of 1998. Mr. McDonald continues his service on the ILD Board. He was responsible for managing Wireless Web Connect! (Intellicall) through major change and decline in its historical industry and restructuring its manufacturing operations to reduce its long-term financial exposure. Prior to working with Wireless Web Connect!, Mr. McDonald served as the Senior Vice President of Intecom from June 1994 to February 1997 where he was responsible for all field operations, including Customer Service, Sales, Sales Engineering, Distributor Programs, Contract Administration, and Market Development. He also served on the executive committee for the Incite division of Intecom. Prior to Intecom, Mr. McDonald served from 1986 to 1994 as a Vice President with Ericsson and 1969 to 1986 in various management and executive positions with Northern Telecom. Mr. McDonald’s education includes several AMA study courses and numerous industry management courses as well as an electronics curriculum at Sylvania Technical School. In 1968, Mr. McDonald was involved in a start-up telecommunications company later sold to Northern Telecom.

Herbert A. Wilson has served as President and Chief Executive Officer of Startups Unlimited, Inc. since its inception in 1993. Startups Unlimited, Inc. is a consulting company that specializes in entrepreneurship and new ventures in Iowa. Mr. Wilson also currently serves as a director of Freedom Security Bank of Coralville. From 1977 to 2000, Mr. Wilson owned and served as President and Chief Executive Officer of Micro-Surface Finishing Products, Inc. in Wilton, Iowa. Mr. Wilson has previously served as Board Chairman for Civco Medical Instruments, RJ Manufacturing Company, Iowa Biotechnology Corporation as well as for corporations owned by him. Mr. Wilson received a BSME from Purdue University in 1951 and an MBA from the University of Chicago in 1959. He offices in Coralville, Iowa.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF KENNETH W. BIERMACHER, TIMOTHY G. GREENE, AND JOHN J. MCDONALD, JR.

Should any nominee for which the Board is soliciting proxies become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election in his stead of any other person the Board of Directors may recommend. Each of the nominees has indicated his willingness to serve the full term, and management of the Company knows of no reason why any nominee would be unable to serve.

PROPOSAL NO. 2

ELECTION OF ONE (1) CLASS 1 DIRECTOR

Pursuant to authority granted by the Bylaws, the Board of Directors has determined that the Board shall be comprised of nine (9) members. The nine (9) regular members are divided into two (2) classes generally consisting of four (4) members in Class 1 and five (5) members in Class 2. Class 1 and 2 directors serve for two (2) year terms. The holders of Series II Stock are entitled to elect three (3) directors at the Annual Meeting and five Class 2 Directors are serving until 2004. Accordingly, one (1) Class 1 director is to be elected by the Common Stockholders at the Annual Meeting to hold office until the 2005 Annual Meeting of the shareholders when his respective successor is elected and qualified, or upon his earlier retirement, resignation, or removal.

The following table sets forth information concerning the Board’s nominee for the Class 1 director position:

Nominee	Age	Current Position
Russell B. Kuhlman	49	Vice President, New Markets and Class 1 director

BACKGROUND OF CLASS 1 DIRECTOR NOMINEE

Russell B. Kuhlman joined us in February 1997 and is our Vice President, New Markets and a director. Mr. Kuhlman joined the Board of Directors in 2001. Mr. Kuhlman is responsible for developing new markets and product training for our sales organization, as well as distribution. Mr. Kuhlman’s efforts with us have resulted in bringing on board specialty distributors, influencing legislation, and educating influential healthcare representatives about the benefits of the VanishPoint® product line. Mr. Kuhlman is respected throughout the industry and is a main contributor to the safety effort in this country. He has a sales background in the medical service industry that includes his most recent work for Bio-Plexus, a medical device manufacturing company, from 1994 to 1997, where he developed strategic marketing plans for new safety products. Prior to his work there, Mr. Kuhlman worked as Director of Sales and Marketing for Winfield Medical, Inc., a medical device manufacturing company, from 1989 to 1994, where he launched several new products, developed strategic sales territories, and was the trainer for Sales and Regional Managers. Mr. Kuhlman also worked for B-D Vacutainer® Systems, a medical products company, in the Houston Territory from 1980 to 1989, where he was recognized as the National Sales Representative for the year 1987. Mr. Kuhlman holds a Bachelor of Science in Finance from the University of Tennessee.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF RUSSELL B. KUHLMAN .

In the event the nominee should be unavailable to stand for election at the time of the Annual Meeting, the proxies may be voted for the election, in his stead, of any other person the Board of Directors may recommend. The nominee is currently serving as a Class 1 director of the Company, and, if he is elected, the nominee will continue to serve until his term expires upon the election and qualification of his successor, or the earlier retirement, resignation, or his removal. The nominee has indicated his willingness to serve the full term, and management of the Company knows of no reason why he would be unable to serve.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the beneficial ownership of our capital stock as of July 21, 2003, for (a) each person known by us to own beneficially 5 percent or more of the voting capital stock, and (b) each Director, Director Nominee, and the top four most highly compensated executive officers who own capital stock. Except pursuant to applicable community property laws and except as otherwise indicated, each shareholder identified in the table possesses sole voting and investment power with respect to his or her shares. Lillian Salerno is a person owning at least 5 percent of the voting capital stock. Herbert Wilson is a director nominee. All other persons set forth below are officers or directors.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class (1)

Common Stock
Officers and Directors as a Group	Officers and Directors 511 Lobo Lane, P.O. Box 9 Little Elm, TX 75068-0009	14,675,000	66.5%

Individuals	Thomas J. Shaw (2)	11,280,000	51.1%
	Lillian E. Salerno (3) 511 Lobo Lane, P.O. Box 9 Little Elm, TX 75068-0009	2,804,500	12.7%
	Michele M. Larios (4)	35,400	Less than 1%
	Steven R. Wisner (5)	155,000	Less than 1%
	Marwan Saker (6)	156,000	Less than 1%
	John J. McDonald, Jr. (7)	27,500	Less than 1%
	Kenneth W. Biermacher (8)	50,000	Less than 1%
	Timothy G. Greene (9)	40,000	Less than 1%
	Clarence Zierhut (10)	61,000	Less than 1%
	Douglas W. Cowan (11)	25,000	Less than 1%
	Russell B. Kuhlman (12)	40,600	Less than 1%
	Herbert A. Wilson (13) 511 Lobo Lane, P.O. Box 9 Little Elm, TX 75068-0009	10,000	Less than 1%

Series I-V Class B Stock
Officers and Directors as a Group	Officers and Directors	180,000	4.2%

Individuals	Thomas J. Shaw	80,000	1.9%
	Marwan Saker	55,000	1.3%
	Lillian E. Salerno	12,500	Less than 1%
	John J. McDonald, Jr.	2,500	Less than 1%
	Kenneth W. Biermacher	20,000	Less than 1%
	Timothy G. Greene	10,000	Less than 1%
	Herbert A. Wilson	5,000	Less than 1%

(1)	The Common Stock percentages are based on 22,070,100 shares of Common Stock consisting of 21,399,600 shares outstanding and 670,500 shares of Common Stock obtainable by the above persons within 60 days of the record date (via conversion of preferred stock or exercise of options) and the Series I through V Class B Stock percentages are based on 4,297,866 shares of preferred stock outstanding as of July 21, 2003.

(2)	80,000 of the 11,280,000 shares identified as Common Stock are preferred shares which are eligible for conversion into Common Stock within 60 days.

(3)	12,500 of the 2,804,500 shares identified as Common Stock are preferred shares which are eligible for conversion into Common Stock within 60 days of this report.

(4)	25,400 of the 35,400 shares are options which are currently exercisable.

(5)	152,500 of the 155,000 shares are options which are currently exercisable.

(6)	The 156,000 shares identified as Common Stock consist of 55,000 preferred shares which are eligible for conversion into Common Stock and options for the purchase of 101,000 shares which are exercisable within 60 days of this report. The preferred shares are held as follows: Saker Investments holds 40,500 shares of Series V Stock and My Investments holds 14,500 shares of Series IV Stock. Mr. Saker is an officer or director and shareholder for these companies.

(7)	25,000 of the 27,500 shares are options which are currently exercisable.

(8)	20,000 of the 50,000 shares identified as Common Stock are preferred shares which are eligible for conversion into Common Stock within 60 days. 30,000 are options which are exercisable.

(9)	10,000 of the 40,000 shares identified as Common Stock are preferred shares which are eligible for conversion into Common Stock within 60 days. 30,000 are options which are exercisable.

(10)	These shares are options which are currently exercisable.

(11)	These shares are options which are currently exercisable.

(12)	These shares are options which are currently exercisable.

(13)	5,000 of the 10,000 shares identified as Common Stock are preferred shares which are eligible for conversion into Common Stock within 60 days.

There are no arrangements the operation of which would result in a change in control of the Company.

DIRECTORS, NOMINEES FOR DIRECTORS, EXECUTIVE OFFICERS, AND SIGNIFICANT EMPLOYEES

The following table sets forth information concerning our directors, nominees for directors, executive officers, and certain of our significant employees as of the date of the annual report. Our Board of Directors currently consists of a total of nine (9) members, all regular members of which will serve for two-year terms. Due to dividend default voting rights held by Series II Stockholders to elect three (3) members of the Board of Directors at the 2003 Annual Meeting, the Board will consist of nine (9) members, three (3) of which shall serve until the earlier of the expiration of a one-year term or until the dividends owed to the Series II Stockholders are paid in full, one (1) of which will serve as a Class 1 director for a two-year term ending 2005, and five (5) of which will serve as Class 2 directors serving two-year terms ending in 2004.

Name	Age	Position	Term as Director Expires
Executives and Directors
Thomas J. Shaw	52	Chairman, President, Chief Executive Officer, and Class 2 director	2004
Steven R. Wisner	45	Executive Vice President, Engineering & Production and Class 2 director	2004
Lawrence G. Salerno	43	Director of Operations	N/A
James A. Hoover	55	Production Manager	N/A
Russell B. Kuhlman	49	Vice President, New Markets and Class 1 director	2003
Kathryn M. Duesman	40	Director of Clinical Services	N/A
Douglas W. Cowan	59	Chief Financial Officer, Treasurer, and Class 2 director	2004
Michele M. Larios	36	Director of Legal and Legislative Policy and Secretary	N/A

Outside Directors
Kenneth W. Biermacher	49	Series II director	2003
Timothy G. Greene	63	Series II director	2003
John J. McDonald, Jr.	52	Series II director	2003
Clarence Zierhut	74	Class 2 director	2004
Marwan Saker	47	Class 2 director	2004

Class 1 Director Incumbent Nominee
Russell B. Kuhlman		See above

Series II Director Nominees
Incumbents
Kenneth W. Biermacher, Esq.		See above
Timothy G. Greene, Esq.		See above
John J. McDonald, Jr.		See above

Non-Incumbent
Herbert A. Wilson	75	Nominee

Significant Employees
Phillip L. Zweig	56	Communications Director	N/A
Judy Ni Zhu	44	Research and Development Manager	N/A
Weldon G. Evans	61	Manager of Manufacturing Engineering	N/A
Roni Diaz	32	Manager of Regulatory Affairs	N/A
Timothy E. Poquette	48	Quality Assurance Manager	N/A

Executives and Directors

Thomas J. Shaw, the Founder of the Company, has served as Chairman of the Board, President, Chief Executive Officer, and a director since the Company’s inception in 1994. In addition to his duties overseeing the management of the Company, he continues to lead our design team in product development of other medical safety devices that utilize his unique patented friction ring technology. Mr. Shaw has over 20 years of experience in industrial product design and has developed several solutions to complicated mechanical engineering challenges. He has been granted multiple patents and has additional patents pending. Mr. Shaw received a Bachelor of Science in Civil Engineering from the University of Arizona and a Master of Science in Accounting from the University of North Texas.

Steven R. Wisner joined us in October 1999 as Executive Vice President, Engineering and Production and a director. Mr. Wisner’s responsibilities include the management of engineering, production, regulatory affairs, quality assurance, and human resources. Mr. Wisner has over 25 years of experience in product design and development. Before joining us, Mr. Wisner was the Director of Operations for Flextronics International in Richardson, Texas, an electronic manufacturing services company, from May 1998 to October 1999, where he had complete responsibility for taking product ideas from the concept stage through full design and into the manufacturing process. Mr. Wisner worked as Design Services Manager at Altatron Technologies, an electronic manufacturing service company, from August 1997 to May 1998, and as Director of Engineering with Responsive Terminal Systems, a medical reporting device manufacturing company, from 1984 to 1997. While working at Texas Instruments, a leading electronics manufacturing company, from 1982 to 1984, Mr. Wisner was the team leader of a product development that successfully integrated several thousand personal computers into the worldwide Texas Instruments data network. As a project leader with Mostek Corporation, a semiconductor manufacturing company, from 1980 to 1982, he oversaw the development of automated manufacturing control systems for semiconductor assembly. Mr. Wisner began his engineering career with Rockwell-Collins, an avionics division of Rockwell International, in 1977, where he was involved in the design of flight navigation equipment, including the first GPS (Global Positioning System). Mr. Wisner holds a Bachelor of Science in Computer Engineering from Iowa State University.

Lawrence G. Salerno has served as Director of Operations for us since 1995 and is responsible for the manufacture of all VanishPoint® products, as well as all product development and process development projects. Mr. Salerno is our Management Representative, assuring that the Quality Systems are established and implemented according to ISO 9001, MDD, and FDA mandated standards. In addition, he supervised all aspects of the construction of our facilities in Little Elm, Texas. Prior to joining us, Mr. Salerno worked for Checkmate Engineering, an engineering firm, from 1991 to 1995 and was responsible for engineering site design and supervision of structural engineering products. Mr. Salerno is the brother of Lillian E. Salerno, a shareholder holding more than 5 percent of the Common Stock, former director, and current consultant to RTI.

James A. Hoover joined us in February 1996 and is our Production Manager. He is responsible for supervision of the production of our products. Mr. Hoover has also developed and implemented FDA required procedures and has been involved in the FDA inspection process. Mr. Hoover joined us after working for Sherwood for 26 years. During his tenure with Sherwood, a medical device manufacturing company, he gained hands-on experience in all aspects of the medical device manufacturing process. Mr. Hoover began his career with Sherwood as a materials handler and worked his way up through a series of positions with added responsibilities to his final position there as Production Manager of Off-Line Molding, Operating Room/Critical Care. In this capacity, he managed several departments, ran several product lines, and hired and supervised over 200 employees. While at Sherwood, he also gained experience with one of the country’s first safety syringes, the Monoject®.

Russell B. Kuhlman joined us in February 1997 and is our Vice President, New Markets and a director. Mr. Kuhlman joined the Board of Directors in 2001. Mr. Kuhlman is responsible for developing new markets and product training for our sales organization, as well as distribution. Mr. Kuhlman’s efforts with us have resulted in bringing onboard specialty distributors, influencing legislation, and educating influential healthcare representatives about the benefits of the VanishPoint® product line. Mr. Kuhlman is respected throughout the industry and is a main contributor to the safety effort in this country. He has a sales background in the medical service industry that includes his most recent work for Bio-Plexus, a medical device manufacturing company, from 1994 to 1997, where he developed strategic marketing plans for new safety products. Prior to his work there, Mr. Kuhlman worked as Director of Sales and Marketing for Winfield Medical, Inc., a medical device manufacturing company, from 1989 to 1994, where he launched several new products, developed strategic sales territories, and was the trainer for Sales and Regional Managers. Mr. Kuhlman also worked for B-D Vacutainer® Systems, a medical products company, in the Houston Territory from 1980 to 1989, where he was recognized as the National Sales Representative for the year 1987. Mr. Kuhlman holds a Bachelor of Science in Finance from the University of Tennessee.

Kathryn M. Duesman, RN, joined us in 1996 as the Director of Clinical Services and provides clinical expertise on existing VanishPoint® products as well as those in development. She has assisted in the development of training and marketing materials. Ms. Duesman has also contributed to the design of two new products. Ms. Duesman is well recognized as one of the key authorities on the prevention of needlestick injuries and has spoken and been published on this issue. In 1996, Ms. Duesman served as a Registered Nurse (“RN”) at Denton Community Hospital. From 1995 to 1996, Ms. Duesman served as a RN at Pilot Point Home Health, an agency for home healthcare. From 1992 to 1995, Ms. Duesman served as a RN for Denton Community Hospital. Ms. Duesman is a 1985 graduate of Texas Woman’s University with a Bachelor of Science in Nursing.

Douglas W. Cowan is our Chief Financial Officer, Treasurer, and a director. Mr. Cowan was elected to the Board of Directors in 1999. He is responsible for the financial, accounting, and forecasting functions of the Company. Prior to joining us in 1999, Mr. Cowan served as a consultant to other companies and us from 1996 to 1999 on various accounting and other business matters. Before becoming a consultant, he served as the Chief Financial Officer of Wedge-Dialog Company, an oil field services company, from 1995 to 1996. In addition, Mr. Cowan served in various capacities, including Vice President and Controller at El Paso Natural Gas Company, an interstate pipeline company. After leaving El Paso Natural Gas, Mr. Cowan formed a public accounting practice that provided tax and accounting services, as well as litigation support. Mr. Cowan has a Bachelor of Business Administration from Texas Technological College. He is a CPA licensed in Texas.

Michele M. Larios joined us in February 1998 as an attorney and now serves as the Director of Legal and Legislative Policy and as Corporate Secretary of the Company. Ms. Larios is responsible for the legal and legislative functions of the Company. Prior to joining us, Ms. Larios served as the Legal Analyst for Applied Risk Management Inc., a third party claims administration company, from 1995 through 1997. Ms. Larios received a Bachelor of Arts in Political Science from Saint Mary’s College in Moraga, California, and a Juris Doctorate from Pepperdine University School of Law in Malibu, California.

Outside Directors

Kenneth W. Biermacher, Esq. was elected as a Series II director in February 2001. Mr. Biermacher has also served as a shareholder, director, and Vice President of Kane, Russell, Coleman & Logan, P.C., a Dallas based law firm, since February 1993. Mr. Biermacher received a Bachelor of Science, summa cum laude, in 1976 from the University of New Haven and a Juris Doctorate, with honors, in 1979 from Drake University.

Timothy G. Greene, Esq. was elected as a Series II director in February 2001. Mr. Greene also has served as co-founder and principal of Stuart Mill Capital, Inc., an investment company in McLean, Virginia, since 1997. Mr. Greene is responsible for reviewing investment opportunities on a continuing basis principally in the financial services sector. From 1999 to September 2001, Mr. Greene served as Vice President and General Counsel for Sato Travel Holding Co. Inc. in Virginia where, in addition to serving as a member of the executive team, he supervised the Legal and Corporate Secretary, Administration, Human Resources, and Internal Audit.

Mr. Greene also served on their Board of Directors. From 1990 to 1997, Mr. Greene served as Executive Vice President and General Counsel to Sallie Mae-Student Loan Marketing Association. Mr. Greene received his Bachelor of Science in Economics (cum laude) from the University of Idaho in 1961 and his LLB from George Washington University Law School in 1965. Mr. Greene was a Ford Foundation Fellow at Brown University Graduate School from 1961 to 1962.

John J. McDonald, Jr. was elected as a Series II director in January 2003. Mr. McDonald is currently providing consulting services to various businesses throughout the United States. Previously, he served as the Chairman of the Board, President, Chief Executive Officer, and Chief Financial Officer for Wireless Web Connect!, Inc., formerly Intellicall, Inc. (“Wireless Web Connect!”), a public company, since 1987. He has served as the Chief Executive Officer for Wireless Web Connect! since March 1998. Since August 1997, he served as Wireless Web Connect!’s President and Chief Operating Officer. From February 1997 to August 1997, he served Wireless Web Connect! as the Senior Vice President, Sales and Marketing. He was first elected to the Board of Directors of Wireless Web Connect! in November of 1997. He currently serves on the Board of Directors of Wireless Web Connect!. He was further elected to the Board of Directors of ILD Telecommunications, a former affiliate of Wireless Web Connect!, in April of 1998. Mr. McDonald continues his service on the ILD Board. He was responsible for managing Wireless Web Connect! (Intellicall) through major change and decline in its historical industry and restructuring its manufacturing operations to reduce its long-term financial exposure. Prior to working with Wireless Web Connect!, Mr. McDonald served as the Senior Vice President of Intecom from June 1994 to February 1997 where he was responsible for all field operations, including Customer Service, Sales, Sales Engineering, Distributor Programs, Contract Administration, and Market Development. He also served on the executive committee for the Incite division of Intecom. Prior to Intecom, Mr. McDonald served from 1986 to 1994 as a Vice President with Ericsson and 1969 to 1986 in various management and executive positions with Northern Telecom. Mr. McDonald’s education includes several AMA study courses and numerous industry management courses as well as an electronics curriculum at Sylvania Technical School. In 1968, Mr. McDonald was involved in a start-up telecommunications company later sold to Northern Telecom.

Clarence Zierhut has served on our Board of Directors since April 1996. Since 1955, Mr. Zierhut has owned and operated an industrial design firm, Zierhut Design now Origin Design, that develops new products from concept through final prototypes. During his professional career, Mr. Zierhut has created over 3,000 product designs for more than 350 companies worldwide, in virtually every field of manufacturing, and has won many international awards for design excellence. His clients have included Johnson & Johnson, Abbott Laboratories, Gould, and McDonnell Douglas. He received a Bachelor of Arts from Art Center College of Design in Los Angeles, California.

Marwan Saker joined our Board of Directors in June 2000. Since 1983, Mr. Saker has served as Chief Executive Officer of Sovana, Inc., an export management company that supplies agricultural equipment and supplies to overseas markets. Since 2000, he has served as a Director of Consolidated Food Concepts Inc. From 1991 to 2001, Mr. Saker served as a director of Meridien Marketing & Logistics Inc., an international transportation and home furnishing distribution company. Since 1986, he has served as President of International Exports & Consulting Inc., an export management, consulting, and distribution company. Since 2000, he has served as Vice President of Hanneke Corp., an overseas sourcing company. From 1998 to 2001, he was a Member of My Investments, LLC, an equity investment company. Since 1999, he has served as President of Saker Investments Inc., a company that manages an investment portfolio. Since 1998, he has served as a General Partner of Maya Investments, Ltd., an investment management limited partnership. He is also a Member of MMDA, LLC, a real estate development company. Mr. Saker has acted as a representative for United States companies seeking distribution, licensing, and franchising in the Middle East, Europe, and North Africa. Mr. Saker was instrumental in developing successful partnerships in more than 15 countries. He offices in Dallas, Texas.

Class 1 Director Incumbent Nominee
Russell B. Kuhlman	(See above)

Series II Director Nominees

Incumbents

Kenneth W. Biermacher, Esq.	(See above	)
Timothy G. Greene, Esq.	(See above	)
John J. McDonald, Jr.	(See above	)

Non-Incumbent

Herbert A. Wilson has served as President and Chief Executive Officer of Startups Unlimited, Inc. since its inception in 1993. Startups Unlimited, Inc. is a consulting company that specializes in entrepreneurship and new ventures in Iowa. Mr. Wilson also currently serves as a director of Freedom Security Bank of Coralville. From 1977 to 2000, Mr. Wilson owned and served as President and Chief Executive Officer of Micro-Surface Finishing Products, Inc. in Wilton, Iowa. Mr. Wilson has previously served as Board Chairman for Civco Medical Instruments, RJ Manufacturing Company, Iowa Biotechnology Corporation as well as for corporations owned by him. Mr. Wilson received a BSME from Purdue University in 1951 and an MBA from the University of Chicago in 1959. He offices in Coralville, Iowa.

Significant Employees

Phillip L. Zweig joined us in December 1999 as Communications Director. Mr. Zweig is a prize winning financial journalist who has worked as a staff reporter at The American Banker, The Wall Street Journal, and Bloomberg Business News and other media organizations. From 1993 to 1998, he served as Corporate Finance Editor at Business Week where he wrote a major article on the Company. Before joining us, he worked as a freelance financial writer and editorial consultant. His clients included Andersen Consulting and Boston Consulting Group. Mr. Zweig received a Bachelor of Arts in Behavioral Psychology from Hamilton College and a Master of Business Administration from the Baruch College Graduate School of Business.

Judy Ni Zhu joined us in 1995 and is our Research and Development Manager. Her primary focus is on new product development and improvement of current products. Prior to joining us, Ms. Zhu worked with Checkmate Engineering, an engineering firm, as a design engineer on the original 3cc syringe and other SBIR grant projects. Ms. Zhu received her Bachelor of Science from Northwest Polytechnic University in Xian, China, and her Master of Engineering from University of Texas at Arlington. Ms. Zhu has assisted in design modifications for the 3cc syringe, which have maximized both product reliability and production efficiency. She also designed and developed a manual needle assembly machine and an automatic lubricating and capping system for the 3cc syringe and developed and assisted in the design of automated blood collection tube holder assembly equipment. Ms. Zhu has collaborated with Ms. Duesman and Mr. Shaw in the filing of several patent applications. Prior to joining Checkmate Engineering in 1991, Ms. Zhu worked for Shenyang Airplane Corporation, an airplane design company, in Shenyang, China, where she was responsible for airplane control system design and its stress computation and analysis. Ms. Zhu also worked for Mactronix, Inc., an assembly equipment manufacturing semiconductor company, in Dallas, Texas, where she was responsible for the design, modification, and production drawing of an automatic wafer transfer system.

Weldon G. Evans joined us in October 2000 as Manager of Manufacturing Engineering. His responsibilities include the support of new product development and current production, as well as the creation of new and improved manufacturing processes. Prior to joining us, he served as a senior project engineer with B-D, a medical technology company, since 1974. He received a Bachelor of Science degree in Mechanical Engineering and a Master of Science degree in Engineering Administration from Southern Methodist University. Mr. Evans is a member of Pi Tau Sigma National Honorary Mechanical Engineering Society and the American Society of Mechanical Engineering.

Roni Diaz joined us in March 2001 as Manager of Regulatory Affairs. Her responsibilities include development and implementation of company regulatory and quality policies, communication with FDA, European and other medical regulatory authorities, implementation of ISO 9001 and other necessary quality system certifications, obtaining CE mark approvals, generating and maintaining technical files, routine regulatory reports, and regulatory licensures applications and renewals. Prior to joining us, Ms. Diaz served as a Regulatory/Clinical Project Manager for MedTrials, a medical device and pharmaceutical consulting firm. From 1996–1999, she worked for Arthrocare, a medical device manufacturer, as a regulatory/clinical affairs associate. She received a Bachelor of Science degree in Health Sciences from San Jose State University. Ms. Diaz is a member of the Regulatory Affairs Professional Society and holds a Regulatory Affairs Certification.

Timothy E. Poquette joined us in May 2000 as Quality Engineer. In this capacity, his responsibilities included development and improvement of our statistical sampling programs; failure investigations and risk assessment; and test method validation. In July 2001, Mr. Poquette assumed the responsibilities of Quality Assurance (“QA”) Manager and is now responsible for the Quality Engineering and QA Inspection functions. Mr. Poquette holds an AS in Chemical Technologies from Hartford State Technical College (now Central Connecticut Community College) and was certified as a Quality Engineer by the American Society for Quality in 1986. His professional experience includes over 20 years of employment in the specialty chemical and pharmaceutical industries. From October 1993 to February 2000, he served as supervisor of the QA Chemistry and Microbiology laboratories for the Oral Pharmaceuticals division of Colgate Palmolive, a manufacturer of dental pharmaceutical products. He was responsible for supervising analytical chemistry and microbiology testing activities.

FAMILY RELATIONSHIPS

There are no family relationships among the above persons except as set forth above.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

None of the above persons or any business in which such person was an executive officer have been involved in a bankruptcy petition, been subject to a criminal proceeding (excluding traffic violations and other minor offenses), been subject to any order enjoining or suspending their involvement in any type of business, or been found to have violated a securities law.

DIRECTORSHIPS IN OTHER COMPANIES

No Directors hold Directorships in reporting companies other than as set forth above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We believe that all of the transactions set forth below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties.

Thomas J. Shaw, our President and Chief Executive Officer who beneficially owns 52.7 percent of the outstanding Common Stock (as of July 21, 2003 and not including common stock eligible for issuance through conversion of preferred stock), was paid a licensing fee of $500,000 (amortized over 17 years) by us for the exclusive worldwide licensing rights to manufacture, market, sell, and distribute retractable medical safety products. In addition, Mr. Shaw receives a 5 percent royalty on gross sales of all licensed products sold to customers over the life of the technology licensing agreement. Mr. Shaw was paid a royalty of $359,548 and $400,000 for 2001 and 2002, respectively. Mr. Shaw waived royalties of $1.5 million in 2002.

Lillian E. Salerno, a consultant for the Company d/b/a Mill Street Enterprises (“Mill Street”), a sole proprietorship, leases offices at 618, 620, 622, and 628 S. Mill Street, in Lewisville, Texas, to us for our marketing and sales department. This lease is for a five-year period beginning in July 2002 at a monthly rate of $2,900. Lease payments for $34,800 and $34,800 were paid in 2001 and 2002, respectively. The Company has a consulting agreement with MediTrade International Corporation, a company controlled by Lillian E. Salerno, a shareholder and former director. The contract was amended on August 23, 2000, and expired on May 31, 2001. The contract is now on a month-to-month basis. MediTrade has agreed to establish contacts with major European entities to develop marketing and distribution channels as well as licensing agreements. Ms. Salerno will be paid $16,667 per month and reimbursed for business expenses incurred on behalf of the Company, not to exceed $5,000 per month without prior approval for the term of the contract. During the years ended December 31, 2002, and 2001, the Company paid $201,120 and $304,812, respectively, under this agreement.

We entered into a Consulting Agreement on March 15, 2000, with International Export and Consulting where International Export and Consulting agreed to advise us with respect to selection of an international distribution network, potential strategic partners, and future licensing for our technology in the Middle East. In exchange we agreed to pay a consulting fee in the amount of $2,000 a month for ten months as well as issue nonqualified stock options for 61,000 shares of common stock at an exercise price of $10 per share. Marwan Saker, a principal in International Export and Consulting, is a director of the Company. During the years ended December 31, 2001, and 2002, the Company paid $2,000 and $0, respectively, under this agreement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Exchange Act requires our directors, executive officers, and persons who own more than 10 percent of a registered class of our voting equity securities to file with the Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of our Common Stock and our other equity securities. Officers, directors, and greater than 10 percent shareholders are required by the Commission’s regulations to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, all directors, Officers, and holders of more than 10 percent of our voting equity securities registered pursuant to Section 12 of the Securities Exchange Act filed reports required by Section 16(a) of the Exchange Act as of December 31, 2002, with the exception of Marwan Saker, a director. Saker Investments, a company controlled by Mr. Saker, failed to timely file one (1) Form 4 in July 2002 regarding one (1) transaction for the purchase of 25,000 shares of Series V Class B Convertible Preferred Stock.

BOARD OF DIRECTORS; COMMITTEES

The Board of Directors has the responsibility for establishing corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operations. The Board of Directors meets regularly throughout the year to review significant developments affecting the Company and to act upon matters requiring its approval. It also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. During the last fiscal year, the Board of Directors met 8 times. None of the incumbent directors attended fewer than 75 percent of the aggregate meetings of the Board of Directors or Committees served thereon in 2002. The Board of Directors has established standing Executive, Audit, and Compensation and Benefits Committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The Board of Directors does not have a nominating committee. A description of the committees and their functions, their current members, and the number of meetings held by them during the last fiscal year are described below.

The Executive Committee possesses and may exercise all the powers and authority of the Board of Directors in the control and management of the business and affairs of the Company during intervals between regular meetings of the Board of Directors. These powers are limited as follows: the committee cannot fill any of its vacancies and the committee does not have the power to declare dividends, amend Bylaws, elect or remove any officer or director, submit to shareholders actions that require approval of shareholders, amend any resolution of the Board of Directors, act on matters assigned to other committees, create or fill any vacancies on the Board of Directors, authorize distributions, or issue shares. The Executive Committee did not meet during the last fiscal year. The Executive Committee currently consists of Thomas J. Shaw and Steven R. Wisner.

The Audit Committee assists the Board of Directors in monitoring the integrity of the financial statements, our compliance with securities regulations, and the independence and performance of our auditors. The Audit Committee met a total of 6 times in 2002. The Company has adopted an Audit Committee charter, a copy of which was included as an appendix to our 2001 proxy statement. The members of the Audit Committee are independent as defined by Section 121(A) of the AMEX’s listing standards. The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with Cheshier & Fuller, L.L.P. the matters required to be discussed by SAS 61, as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, as may be modified or supplemented, and has discussed with the independent accountants the independent accountants’ independence. Based on the reviews and discussions with the Company’s independent accountants, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Form 10-KSB annual report for the year ended December 31, 2002, for filing with the Commission. The Audit Committee currently consists of Clarence Zierhut and Marwan Saker.

The Compensation and Benefits Committee recommends to the Board of Directors the compensation of officers and addresses the granting of stock options. The Compensation and Benefits Committee met one time during the last fiscal year. Currently, the Compensation and Benefits Committee consists of Thomas J. Shaw and Douglas W. Cowan.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth the total annual compensation paid or accrued by us to or for the account of the Chief Executive Officer and our four other most highly compensated executive officers for the past three fiscal years:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Annual Compensation		Other Annual Compen- sation($)	Long-Term Compensation
					Awards		Payout(s)
		Salary($)	Bonus($)		Restricted Stock Award(s) ($)	Securities Underlying Options/ SARs (#)	LTIP Payouts ($)	All Other Compen- sation($)
Thomas J. Shaw, President and CEO	2000 2001 2002	198,084 250,016 250,016	0 0 0	0	0	0 0 0	0	0

Steven R. Wisner, Executive Vice President, Engineering and Production	2000 2001 2002	137,023 150,010 150,010	0 0 0	0	0	15,000 0 20,000	0	0

Douglas W. Cowan, Chief Financial Officer and Treasurer	2000 2001 2002	130,818 142,501 142,501	0 5,000 0	0	0	25,000 0 25,000	0	0

Michele M. Larios, Director of Legal and Legislative Policy and	2000 2001 2002	88,225 120,016 122,437	0 0 28,500	0	0	25,000 0 25,000	0	0
Secretary

Russell B. Kuhlman, Vice President, New Markets	2000 2001 2002	102,411 105,019 105,019	3,000 0 1,000	0	0	10,000 0 20,000	0	0

The following table sets forth the total individual grants of stock options and freestanding stock appreciation rights (“SARs”) made by us to persons listed in the above Summary Compensation Table during the last completed fiscal year:

Option/SAR Grants in Last Fiscal Year

Individual Grants*

Name	Number of Securities Underlying Options/SARs Granted (#)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date
Thomas J. Shaw	0	N/A	N/A	N/A
Steven R. Wisner	20,000	3.6%	$6.90	9/30/12
Douglas W. Cowan	25,000	4.5%	$6.90	9/30/12
Michele M. Larios	25,000	4.5%	$6.90	9/30/12
Russell B. Kuhlman	20,000	3.6%	$6.90	9/30/12

* The options were issued under the 1999 Stock Option Plan as amended which is incorporated herein by reference to Exhibit No. 3.12 to the Company’s Form 10-SB filed on June 23, 2000, as amended by Exhibit No. 10.13 to the Company’s Form 10-KSB filed on March 31, 2003. Generally, the options are exercisable upon passage of three (3) years from the date of the grant.

The following table sets forth information regarding the exercise of options by the above executives during the last completed fiscal year and the fiscal year-end value of their unexercised options:

Aggregate Option/SAR Exercises in Last Fiscal Year  and FY-End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable/Unexercisable	Value of Unexercised In-the- Money Options/SARs at FY- End ($) Exercisable/Unexercisable
Thomas J. Shaw	0	0	0	0
Steven R. Wisner	0	0	152,500/35,000	$7,000/0
Douglas W. Cowan	0	0	25,000/50,000	0
Michele M. Larios	0	0	25,400/50,000	0
Russell B. Kuhlman	0	0	40,600/30,000	0

COMPENSATION OF DIRECTORS

During the last fiscal year, we paid each non-employee Director a meeting fee of $250 for each Board meeting attended. During the last fiscal year, the Company granted each Director (except Mr. Shaw) stock options for the purchase of Common Stock. We do not pay any additional amounts for committee participation or special assignment.

EMPLOYMENT AGREEMENT

There are no other employment agreements in place involving other Officers or directors, except as set forth below:

Thomas J. Shaw

We have a written employment agreement with Thomas J. Shaw, our President and Chief Executive Officer, for an initial period of three years which ended September 2002 that automatically and continuously renews for consecutive two-year periods. The agreement is terminable either by us or Thomas J. Shaw upon 30 days’ written notice. The agreement provides for an annual salary of at least $150,000 with an annual salary increase equal to no less than the percentage increase in the Consumer Price Index during the previous calendar year. Thomas J. Shaw’s salary shall be reviewed by the Board of Directors each January, which shall make such increases as it considers appropriate. Thomas J. Shaw is also entitled to participate in all executive bonuses as the Board of Directors, in its sole discretion, shall determine.

Under the employment agreement, we will also provide certain fringe benefits, including, but not limited to, participation in pension plans, profit-sharing plans, employee stock ownership plans, stock appreciation rights, hospitalization and health insurance, disability and life insurance, paid vacation, and sick leave. We also reimburse him for any reasonable and necessary business expenses, including travel and entertainment expenses, necessary to carry on his duties. Pursuant to the employment agreement, we have agreed to indemnify Thomas J. Shaw for all legal expenses and liabilities incurred with any proceeding involving him by reason of his being an officer or agent. We have further agreed to pay reasonable attorney fees and expenses in the event that, in Thomas J. Shaw’s sole judgment, he needs to retain counsel or otherwise expend his personal funds for his defense.

Thomas J. Shaw has agreed to a one-year non-compete, not to hire or attempt to hire employees for one year, and to not make known our customers or accounts or to call on or solicit our accounts or customers in the event of termination of his employment for one year unless the termination is without cause or pursuant to a change of control of the Company. Furthermore, Mr. Shaw has the right to resign in the event that there is a change in control which is defined as a change in the majority of directors within any 12 month period without two-thirds approval of the shares outstanding and entitled to vote, or a merger where less than 50 percent of the outstanding stock survives and a majority of the Board of Directors remains, or the sale of substantially all of our assets, or any other person acquires more than 50 percent of the voting capital. Mr. Shaw retained the right to participate in other businesses as long as they do not compete with us and so long as he devotes the necessary working time to the company.

PROPOSAL NO. 3

RATIFICATION OF THE RE-APPOINTMENT OF CHESHIER & FULLER, L.L.P.

AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY

FOR THE YEAR ENDING DECEMBER 31, 2003

The Audit Committee and Board of Directors has authorized and the Company has reappointed the firm of Cheshier & Fuller, L.L.P. (“Cheshier & Fuller”) to serve as the Company’s independent accountants for the year ending December 31, 2003.

A proposal will be presented at the meeting to ratify the re-appointment of Cheshier & Fuller as our independent accountants for the year ending December 31, 2003. If the stockholders fail to ratify such selection by the affirmative vote of a majority of the Common Stock present in person or represented by proxy at the meeting, other independent accountants will be considered by our Board upon the recommendation of the Audit Committee. A representative of Cheshier & Fuller will attend the Annual Meeting and will have the opportunity to make a statement if he or she so desires. The Cheshier & Fuller representative will be available to respond to appropriate shareholder questions at that time.

CHANGES IN ACCOUNTANTS IN LAST TWO FISCAL YEARS

The Company dismissed PricewaterhouseCoopers LLP (“PWC”) as its independent accountants effective as of June 24, 2002, upon the recommendation of the Audit Committee and the approval of the Board of Directors. Subsequently, the Board of Directors authorized and the Company appointed Cheshier & Fuller to serve as the Company’s independent accountants for the year ended December 31, 2002. Our common stockholders ratified the appointment on September 20, 2002. Cheshier & Fuller’s engagement commenced effective as of June 24, 2002. The Company’s selection of Cheshier & Fuller was based on their having been the Company’s independent accountants prior to PWC and their excellent service during the prior engagement with the Company.

PWC served as the Company’s independent accountants for the fiscal years ended December 31, 2001, and 2000. PWC’s reports on the Company’s financial statements for each of the years ended December 31, 2001, and December 31, 2000 (the “Reports”), did not contain an adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles except that the report for 2001 included an explanatory paragraph emphasizing 1) the Company’s limited access to the hospital market and 2) classification of a note payable. During the two most recent fiscal years of the Company ended December 31, 2001, and the interim period through June 24, 2002, there were no disagreements with PWC within the meaning of Instruction 4 of Item 304 of Regulation S-B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PWC’s satisfaction, would have caused PWC to make reference to the subject matter of the disagreements in connection with its Reports and there were no “reportable events” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-B).

A letter from PWC addressed to the United States Securities and Exchange Commission was included as Exhibit 16 to a Form 8-K filed on June 28, 2002. Such letter stated that PWC agreed with the above statements.

AUDIT FEES

The aggregate fees billed by Cheshier & Fuller for professional services rendered for the audit of the Company’s annual financial statements for 2002 and the reviews of the financial statements included in the Company’s Forms 10-QSB were $95,599.83.

ALL OTHER FEES

During the most recent fiscal year, Cheshier & Fuller billed the Company an additional $6,725 for generation of tax filings.

INDEPENDENCE OF ACCOUNTANTS

The Audit Committee has considered the independence of the accountants in light of the provision of services beyond auditing and believes the provision of these services was and is compatible with maintaining the independent accountant’s independence.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE RE-APPOINTMENT OF CHESHIER & FULLER L.L.P. AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2003.

OTHER MATTERS

We do not anticipate that any other matters will be raised at the Annual Meeting. Management of RTI is not aware of any other matters that are to be presented at the Annual Meeting and has not been advised that other persons will present any such matters. However, if other matters properly come before the Annual Meeting, the individuals named in the accompanying proxy card shall vote on such matters in accordance with their best judgment.

LIMITED DISCRETIONARY AUTHORITY TO VOTE PROXIES

The proxy card for the 2003 annual meeting grants the proxies the right to vote in their discretion on matters submitted to the shareholders where the Company did not receive written notice of any such proposal by June 29, 2003. No written notice of any proposal has been received.

PROPOSALS OF SHAREHOLDERS FOR PRESENTATION AT NEXT YEAR’S ANNUAL MEETING

Any Common Stockholder of record of the Company, who desires to submit a proper proposal for inclusion in the Proxy materials relating to the next Annual Meeting of shareholders, must do so in writing and it must be received at the Company’s principal executive offices located at 511 Lobo Lane, Little Elm, Texas 75068-0009, by April 10, 2004. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. The proponent must be a record or beneficial owner entitled to vote at the next Annual Meeting on his or her proposal and must continue to own such security entitling him or her to vote through the date on which the meeting is held. The deadline for timely submitting shareholder proposals for consideration at next year’s Annual Meeting is June 24, 2004. Proposals received after this date will be considered untimely and will not be addressed at the next Annual Meeting. In the event the Board of Directors decides to substantially alter the date of the 2004 annual meeting, the proper deadlines for submission of shareholder proposals will be published in a Form 10-QSB.

Proxies for the 2004 annual meeting submitted will be voted on matters that are submitted to a vote of the shareholders at the discretion of the Proxies for matters that the Company does not have notice of before June 24, 2004.

ANNUAL REPORT ON FORM 10-KSB

RTI’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, has been previously distributed to all record holders. The Annual Report on Form 10-KSB is not incorporated in the Proxy Statement and is not to be considered a part of the soliciting material. RTI will provide, without charge, to each person solicited, upon the written request of any such person, a copy of our annual report on Form 10-KSB, including the financial statements and the financial statement schedules, required to be filed with the SEC pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the most recent fiscal year. Such requests shall be submitted to Douglas W. Cowan, Chief Financial Officer of RTI, at 511 Lobo Lane, P.O. Box 9, Little Elm, Texas 75068-0009.

PROXY FOR SERIES II CLASS B CONVERTIBLE PREFERRED STOCK

RETRACTABLE TECHNOLOGIES, INC.

511 Lobo Lane

Little Elm, Texas 75068-0009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders of Retractable Technologies, Inc. (the “Company” or “RTI”) to be held on September 19, 2003, at 10:00 a.m., central standard time, at the Community Center of Little Elm, 107 Hardwicke Lane, Little Elm, Texas 75068 (the “Annual Meeting”), and the Proxy Statement in connection therewith, and appoints Thomas J. Shaw and Steven R. Wisner, and each of them, individually, as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes each of them to represent and to vote, as designated on reverse side, all the shares of Series II Class B Convertible Preferred Stock of the Company held of record by the undersigned as of the close of business on July 21, 2003, at the Annual Meeting of shareholders or any adjournment or postponement thereof.

At the Annual Meeting, the following matter proposed by the Company’s Board of Directors will be voted on by the holders of the Series II Class B Convertible Preferred Stock:

The election of three (3) Series II directors out of the nominees submitted by holders of the Series II Class B Convertible Preferred Stock.

The matter to be voted on is not related to or conditioned on the approval of other matters.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

RETRACTABLE TECHNOLGOIES, INC.

September 19, 2003

Series II Class B Convertible Preferred Stock

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF KENNETH W. BIERMACHER, TIMOTHY G. GREENE, AND JOHN J. McDONALD, JR. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF KENNETH W. BIERMACHER, TIMOTHY G. GREENE, AND JOHN J. MCDONALD, JR. AS SERIES II DIRECTORS:

NOMINEES: Kenneth W. Biermacher, Timothy G. Greene, John J. McDonald, Jr., and Herbert A. Wilson.

FOR THE NOMINEES	WITHHOLD AUTHORITY FOR THE NOMINEES	FOR ALL EXCEPT (See instruction below)
[ ]	[ ]	[ ]

INSTRUCTION: To withhold authority to vote for any nominee[s], mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  ☒

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

It is understood that, when properly executed, this Proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED “FOR” KENNETH W. BIERMACHER, TIMOTHY G. GREENE, AND JOHN J. MCDONALD, JR.

The undersigned hereby revokes all previous proxies related to the shares covered hereby and confirms all that said Proxies and their substitutes may do by virtue hereof.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY

USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [     ]

PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING [    ]

Signature of Stockholder	Date:

Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

PROXY FOR COMMON STOCK

RETRACTABLE TECHNOLOGIES, INC.

511 Lobo Lane

Little Elm, Texas 75068-0009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders of Retractable Technologies, Inc. (the “Company” or “RTI”) to be held on September 19, 2003, at 10:00 a.m., central standard time, at the Community Center of Little Elm, 107 Hardwicke Lane, Little Elm, Texas 75068 (the “Annual Meeting”), and the Proxy Statement in connection therewith, and appoints Thomas J. Shaw and Steven R. Wisner, and each of them, individually, as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes each of them to represent and to vote, as designated on reverse side, all the shares of Common Stock of the Company held of record by the undersigned as of the close of business on July 21, 2003, at the Annual Meeting of shareholders or any adjournment or postponement thereof.

At the Annual Meeting, the following two matters proposed by the Company’s Board of Directors will be voted on by the holders of Common Stock:

1.	The election of Russell B. Kuhlman as a Class 1 director; and

2.	The ratification of the re-appointment of Cheshier & Fuller, L.L.P. as independent accountants for the Company for the year ending December 31, 2003.

The matters to be voted on are not related to or conditioned on the approval of other matters.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

RETRACTABLE TECHNOLOGIES, INC.

September 19, 2003

Common Stock

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF RUSSELL B. KUHLMAN AND “FOR” RATIFICATION OF THE RE-APPOINTMENT OF CHESHIER & FULLER, LLP. AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2003.

1.	PROPOSAL TO ELECT RUSSELL B. KUHLMAN AS THE CLASS 1 DIRECTOR:

NOMINEE: Russell B. Kuhlman

FOR THE NOMINEE	WITHHOLD AUTHORITY FOR THE NOMINEE
[ ]	[ ]

2.	PROPOSAL TO RATIFY THE RE-APPOINTMENT OF CHESHIER & FULLER, L.L.P. AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2003

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

It is understood that, when properly executed, this Proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED “FOR” THE NAMED PROPOSALS.

The undersigned hereby revokes all previous proxies related to the shares covered hereby and confirms all their said Proxies and their substitutes may do by virtue hereof.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [     ]

PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING. [    ]

Signature of Stockholder	Date:

Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.